Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	402 West 38th Street Corp.	New York
7	777 Sixth Avenue Owner LLC	Delaware
8	88 Hillside Homeowners Association	California
9	Alban Towers LLC	District of Columbia
10	Amberton Apartments, L.L.C.	Virginia
11	ANE Associates, L.L.C.	Delaware
12	AOP GP LLC	Delaware
13	API Brookhaven LLC	Delaware
14	API Cameron Park LLC	Delaware
15	API Dadeland LLC	Delaware
16	API Emeryville Parkside LLC	Delaware
17	API Fox Plaza LLC	Delaware
18	API Town Center I (Borrower) GP LLC	Delaware
19	API Town Center I (Borrower) LP	Delaware
20	API Town Center II (Borrower) GP LLC	Delaware
21	API Town Center II (Borrower) LP	Delaware
22	API Town Center III (Borrower) GP LLC	Delaware
23	API Town Center III (Borrower) LP	Delaware
24	API Town Center South I LLC	Delaware
25	API Town Center South II LLC	Delaware
26	API Town Center South III LLC	Delaware
27	Archstone	Maryland
28	Archstone 101 West End Avenue GP LLC	Delaware
29	Archstone 101 West End Avenue LP	Delaware
30	Archstone 180 Montague GP LLC	Delaware
31	Archstone 180 Montague LP	Delaware
32	Archstone 5 Holdings LP	Delaware
33	Archstone 5 LLC	Delaware
34	Archstone 6 Holdings LP	Delaware
35	Archstone 6 LLC	Delaware
36	Archstone Agoura Hills GP LLC	Delaware
37	Archstone Agoura Hills LP	Delaware
38	Archstone Alban Towers LLC	Delaware
39	Archstone Arlington Courthouse Plaza LLC	Delaware
40	Archstone Avenir GP LLC	Delaware
41	Archstone Avenir LP	Delaware
42	Archstone Camargue LLC	Delaware
43	Archstone Camargue Mezz LLC	Delaware
44	Archstone CCP LLC	Delaware

	Entity	Formation State
45	Archstone Champions Park LLC	Delaware
46	Archstone Chandler LLC	Delaware
47	Archstone Charter Oak LLC	Delaware
48	Archstone Chelsea GP LLC	Delaware
49	Archstone Chelsea LP	Delaware
50	Archstone Columbia Crossing LLC	Delaware
51	Archstone Columbia Crossing Mezz LLC	Delaware
52	Archstone Communities LLC	Delaware
53	Archstone Concourse LLC	Delaware
54	Archstone Cronin's Landing LLC	Delaware
55	Archstone Crystal Place LLC	Delaware
56	Archstone Crystal Towers & Lofts 590 LLC	Delaware
57	Archstone Daggett Place LLC	Delaware
58	Archstone DC 3 Holdings LLC	Delaware
59	Archstone DC 5 Holdings LLC	Delaware
60	Archstone DC 6 Holdings LLC	Delaware
61	Archstone DC 7 Holdings LLC	Delaware
62	Archstone DC Holdings LLC	Delaware
63	Archstone DC Investments 3-I LP	Delaware
64	Archstone DC Investments 3-II LP	Delaware
65	Archstone DC Investments 5-I LP	Delaware
66	Archstone DC Investments 5-II LP	Delaware
67	Archstone DC Investments 6-I LP	Delaware
68	Archstone DC Investments 6-II LP	Delaware
69	Archstone DC Investments 7 LLC	Delaware
70	Archstone DC Investments One LP	Delaware
71	Archstone DC Investments Two LP	Delaware
72	Archstone DC Master Holdings LLC	Delaware
73	Archstone DC Property Holdings LP	Delaware
74	Archstone DC Ranch LLC	Delaware
75	Archstone Del Mar Heights GP LLC	Delaware
76	Archstone Del Mar Heights LP	Delaware
77	Archstone Delray Beach GP LLC	Delaware
78	Archstone Delray Beach LP	Delaware
79	Archstone Desert Harbor LLC	Delaware
80	Archstone Developer LLC	Delaware
81	Archstone East 39th Street (Nominee) GP LLC	Delaware
82	Archstone East 39th Street (Nominee) LP	Delaware
83	Archstone East 39th Street GP LLC	Delaware
84	Archstone East 39th Street Holdings GP LLC	Delaware
85	Archstone East 39th Street Holdings LP	Delaware
86	Archstone East 39th Street Land LLC	Delaware
87	Archstone East 39th Street LP	Delaware
88	Archstone East 39th Street Principal GP LLC	Delaware
89	Archstone East 39th Street Principal LP	Delaware
90	Archstone Emeryville Investor I LLC	Delaware
91	Archstone Emeryville Investor II LLC	Delaware
92	Archstone Emeryville Residential LLC	Delaware
93	Archstone Enclave Member LLC	Delaware

	Entity	Formation State
94	Archstone Financial Services LLC	Delaware
95	Archstone Gallery at Rosslyn LLC	Delaware
96	Archstone Gallery at Virginia Square I LLC	Delaware
97	Archstone Gallery at Virginia Square II LLC	Delaware
98	Archstone Gallery at Virginia Square III LLC	Delaware
99	Archstone Gateway Place LLC	Delaware
100	Archstone Hoboken Holdings LLC	Delaware
101	Archstone HoldCo CM LLC	Delaware
102	Archstone Holdings Germany II LLC	Delaware
103	Archstone Holdings Germany LLC	Delaware
104	Archstone Holdings Germany Ltd.	Bermuda
105	Archstone Inc.	Maryland
106	Archstone Investments 7-I LP	Delaware
107	Archstone Investments 7-II LP	Delaware
108	Archstone Katahdin GP LLC	Delaware
109	Archstone Katahdin LP	Delaware
110	Archstone Long Beach GP LLC	Delaware
111	Archstone Long Beach LP	Delaware
112	Archstone LT Holdings Germany Ltd.	Bermuda
113	Archstone Management Germany B.V.	Netherlands
114	Archstone Management Germany II B LLC	Delaware
115	Archstone Management Germany II LLC	Delaware
116	Archstone Management Germany LLC	Delaware
117	Archstone Management Germany S.à r.l.	Luxembourg
118	Archstone Management Services Incorporated	Delaware
119	Archstone Marina Del Rey-I LLC	Delaware
120	Archstone Marina Del Rey-II LLC	Delaware
121	Archstone Master Holdings GP LLC	Delaware
122	Archstone Master Holdings LLC	Delaware
123	Archstone Master Property Holdings GP, LLC	Delaware
124	Archstone Master Property Holdings LLC	Delaware
125	Archstone Mission Gorge Member LLC	Delaware
126	Archstone Mission Gorge Special Member LLC	Delaware
127	Archstone Multifamily CM LLC	Delaware
128	Archstone Multifamily Guarantor (GP) LLC	Delaware
129	Archstone Multifamily Guarantor LLC	Delaware
130	Archstone Multifamily Guarantor LP	Delaware
131	Archstone Multifamily Holdings I (Borrower-A) GP LLC	Delaware
132	Archstone Multifamily Holdings I (Borrower-A) LP	Delaware
133	Archstone Multifamily Holdings I (Borrower-B) GP LLC	Delaware
134	Archstone Multifamily Holdings I (Borrower-B) LP	Delaware
135	Archstone Multifamily Holdings I (Development Borrower Pledgor) GP LLC	Delaware
136	Archstone Multifamily Holdings I (Development Borrower Pledgor) LP	Delaware
137	Archstone Multifamily Holdings I (Development Borrower) GP LLC	Delaware
138	Archstone Multifamily Holdings I (Development Borrower) LP	Delaware
139	Archstone Multifamily Holdings I (Parent Borrower-B) GP LLC	Delaware
140	Archstone Multifamily Holdings I (Parent Borrower-B) LP	Delaware
141	Archstone Multifamily Holdings I (Parent C) GP LLC	Delaware
142	Archstone Multifamily Holdings I (Parent C) LP	Delaware

	Entity	Formation State
143	Archstone Multifamily Holdings I LLC	Delaware
144	Archstone Multifamily Holdings I LP	Delaware
145	Archstone Multifamily Holdings II (Borrower) GP LLC	Delaware
146	Archstone Multifamily Holdings II (Borrower) LP	Delaware
147	Archstone Multifamily Holdings II LP	Delaware
148	Archstone Multifamily Nominee (GP) LLC	Delaware
149	Archstone Multifamily Parallel Guarantor I LLC	Delaware
150	Archstone Multifamily Parallel Guarantor II LLC	Delaware
151	Archstone Multifamily Parallel Guarantor LLC	Delaware
152	Archstone Multifamily Principal LP	Delaware
153	Archstone Multifamily Series I Trust	Delaware
154	Archstone Multifamily Series II LLC	Delaware
155	Archstone Multifamily Series III LLC	Delaware
156	Archstone Multifamily Series IV LLC	Delaware
157	Archstone Multifamily Series IV Nominee (GP) LLC	Delaware
158	Archstone Multifamily Series IV Nominee LP	Delaware
159	Archstone Multifamily Series IV Principal LP	Delaware
160	Archstone National Gateway I LP	Delaware
161	Archstone National Gateway II GP LLC	Delaware
162	Archstone National Gateway II LP	Delaware
163	Archstone Near Northeast LLC	Delaware
164	Archstone New Development Holdings GP LLC	Delaware
165	Archstone New Development Holdings LP	Delaware
166	Archstone Nominee LP	Delaware
167	Archstone North Braeswood Mezz GP LLC	Delaware
168	Archstone North Braeswood Mezz LP	Delaware
169	Archstone Northcreek LLC	Delaware
170	Archstone Oakwood Boston LLC	Delaware
171	Archstone OC/SD JV Holdings LLC	Delaware
172	Archstone OC/SD JV LLC	Delaware
173	Archstone Palmetto Park LLC	Delaware
174	Archstone Palmetto Park Member LLC	Delaware
175	Archstone Parallel Residual JV 2, LLC	Delaware
176	Archstone Parallel Residual JV, LLC	Delaware
177	Archstone Presidio View Member LLC	Delaware
178	Archstone Property Holdings GP LLC	Delaware
179	Archstone Property Holdings LLC	Delaware
180	Archstone Property Management LLC	Delaware
181	Archstone Real Estate Advisory Services GP LLC	Delaware
182	Archstone Real Estate Advisory Services LP	Delaware
183	Archstone Redmond Court LLC	Delaware
184	Archstone Residual JV, LLC	Delaware
185	Archstone Rincon Hill GP LLC	Delaware
186	Archstone Rincon Hill LP	Delaware
187	Archstone San Mateo Holdings LP	Delaware
188	Archstone San Norterra Member LLC	Delaware
189	Archstone Sausalito GP LLC	Delaware
190	Archstone Sausalito LP	Delaware
191	Archstone SellCo CM LLC	Delaware

	Entity	Formation State
192	Archstone Showplace Square LLC	Delaware
193	Archstone Smith Corporate Holdings LLC	Delaware
194	Archstone South Market GP LLC	Delaware
195	Archstone South Market LP	Delaware
196	Archstone South Market Mezz GP LLC	Delaware
197	Archstone South Market Mezz LP	Delaware
198	Archstone Tempe (Scottsdale-Curry) LLC	Delaware
199	Archstone Tenside Member LLC	Delaware
200	Archstone Texas Land Holdings LLC	Delaware
201	Archstone Trademark JV, LLC	Delaware
202	Archstone Waterford Place LLC	Delaware
203	Archstone Westchester at Old Town GP LLC	Delaware
204	Archstone Westchester at Old Town LP	Delaware
205	Archstone-Futura Enclave LLC	Delaware
206	Archstone-Smith Unitholder Services LLC	Delaware
207	Argus Land Company, Inc.	Alabama
208	Arrington Place Condominium Association	Washington
209	Artery Northampton Limited Partnership	Maryland
210	ASN Bellevue LLC	Delaware
211	ASN Belltown LLC	Delaware
212	ASN CambridgePark LLC	Delaware
213	ASN Clinton Green Member LLC	Delaware
214	ASN Dupont Circle LLC	Delaware
215	ASN Europe Trading Incorporated	Delaware
216	ASN Europe Trading US Incorporated	Delaware
217	ASN Fairchase LLC	Delaware
218	ASN Fairchase Mezz LLC	Delaware
219	ASN Foundry LLC	Delaware
220	ASN Fox Plaza LLC	Delaware
221	ASN Hoboken I LLC	Delaware
222	ASN Hoboken II LLC	Delaware
223	ASN Holdings LLC	Delaware
224	ASN Kendall Square LLC	Delaware
225	ASN Key West LLC	Delaware
226	ASN Lake Mendota Investments LLC	Delaware
227	ASN Monument Park LLC	Delaware
228	ASN Murray Hill LLC	Delaware
229	ASN Northgate, LLC	Delaware
230	ASN Park Essex LLC	Delaware
231	ASN Quarry Hills LLC	Delaware
232	ASN Redmond Park LLC	Delaware
233	ASN San Mateo GP LLC	Delaware
234	ASN San Mateo Holdings GP LLC	Delaware
235	ASN San Mateo LP	Delaware
236	ASN Santa Clara GP LLC	Delaware
237	ASN Santa Clara LP	Delaware
238	ASN Santa Clara Mezz GP LLC	Delaware
239	ASN Santa Clara Mezz LP	Delaware
240	ASN Santa Monica GP LLC	Delaware

	Entity	Formation State
241	ASN Santa Monica LP	Delaware
242	ASN Santa Monica Mezz GP LLC	Delaware
243	ASN Santa Monica Mezz LP	Delaware
244	ASN Seattle LLC	Delaware
245	ASN Technologies, Inc.	Delaware
246	ASN Ventura Four LLC	Delaware
247	ASN Ventura LLC	Delaware
248	ASN Ventura Two LLC	Delaware
249	ASN Warner Center LLC	Delaware
250	ASN Watertown LLC	Delaware
251	ASN Westmont LLC	Delaware
252	ASN Wisconsin Place (Residential) LLC	Delaware
253	ASN Wisconsin Place (Retail) LLC	Delaware
254	Balaton Condominium, LLC	Delaware
255	Barcelona Condominium, LLC	Delaware
256	BEL Residential Properties Trust	Maryland
257	BEL-EQR II Limited Partnership	Illinois
258	BEL-EQR II, L.L.C.	Delaware
259	Brookside Place Associates, L.P.	California
260	Brookside Place G.P. Corp.	Delaware
261	Buena Vista Place Associates	Florida
262	Canterbury Apartments SPE, LLC	Delaware
263	Canterbury Apartments, L.L.C.	Maryland
264	Canyon Creek Village Associates, L.P.	California
265	Canyon Creek Village G.P. Corp.	Delaware
266	Capital Mezz LLC	Delaware
267	CAPREIT Clarion Limited Partnership	Georgia
268	CAPREIT Garden Lake Limited Partnership	Georgia
269	CAPREIT Hidden Oaks Limited Partnership	North Carolina
270	CAPREIT Highland Grove Limited Partnership	Georgia
271	CAPREIT Mariner's Wharf Limited Partnership	Florida
272	CAPREIT Silver Springs Limited Partnership	Florida
273	CAPREIT Westwood Pines Limited Partnership	Florida
274	CAPREIT Woodcrest Villa Limited Partnership	Michigan
275	Carrollwood Place Limited Partnership	Texas
276	Cedar Crest General Partnership	Illinois
277	Centerpoint Apartment Associates, Ltd.	Alabama
278	Charles River Park "D" Company	Massachusetts
279	Chinatown Gateway, L.L.C.	Delaware
280	Clinton Green Company LLC	Delaware
281	Clinton Green Condo LLC	Delaware
282	Clinton Green Holdings LLC	Delaware
283	Cobblestone Village Community Rentals, L.P.	California
284	Cobblestone Village G.P. Corp.	Delaware
285	Country Club Associates Limited Partnership	Maryland
286	Country Club Condominium, L.L.C.	Delaware
287	Country Oaks Associates, L.P.	California
288	Country Oaks G.P. Corp.	Delaware
289	Country Ridge General Partnership	Illinois

	Entity	Formation State
290	CRICO of Fountain Place Limited Partnership	Minnesota
291	CRICO of Ocean Walk Limited Partnership	Florida
292	Crowntree Lee Vista, L.L.C.	Delaware
293	CRP Service Company, L.L.C.	Delaware
294	CRSI SPV 103, Inc.	Delaware
295	CRSI SPV 30130, Inc.	Delaware
296	CRSI SPV 30150, Inc.	Delaware
297	CRSI SPV 30197, Inc.	Delaware
298	DB Master Accommodation LLC	Delaware
299	Deerfield Associates, L.P.	California
300	Deerfield G.P. Corp.	Delaware
301	Duxford Insurance Company, LLC	Vermont
302	Duxford LLC	Delaware
303	E-Lodge Associates Limited Partnership	Illinois
304	EC-Alexandria, LLC	Delaware
305	EC-Arrington Place, LLC	Delaware
306	EC-Avon Place, LLC	Delaware
307	EC-Belle Arts, L.L.C.	Delaware
308	EC-Bordeaux, L.L.C.	Delaware
309	EC-Fairway Greens, L.L.C.	Delaware
310	EC-Grand Marquis, L.L.C.	Delaware
311	EC-Hamilton Villas GP, LLC	Delaware
312	EC-Hamilton Villas, LP	Delaware
313	EC-Martine, LLC	Delaware
314	EC-Milano Terrace, L.L.C.	Delaware
315	EC-Mission Verde, LLC	Delaware
316	EC-Mission Verde, LP	Delaware
317	EC-Pacific Cove, L.L.C.	Delaware
318	EC-Park Bloomingdale, L.L.C.	Delaware
319	EC-South Palm Place, L.L.C.	Delaware
320	EC-Tuscany Villas, L.L.C.	Delaware
321	ECH-GFR, Inc.	Ohio
322	Edgewater Community Rentals, L.P.	California
323	Edgewater G.P. Corp.	Delaware
324	EQR - Briarwood Limited Partnership	California
325	EQR - S & T, L.L.C.	Delaware
326	EQR (1999) Homestead LLC	Delaware
327	EQR (1999) Master Limited Liability Company	Delaware
328	EQR (1999) Towers LLC	Delaware
329	EQR (2000) Ballpark Lofts LLC	Delaware
330	EQR (2000) Concord LLC	Delaware
331	EQR (2000) Harbour Pointe LLC	Delaware
332	EQR (2000) Master Liability Company	Delaware
333	EQR Chase Knolls Lender LLC	Delaware
334	EQR Ironwood, L.L.C.	Delaware
335	EQR Marks A, L.L.C.	Delaware
336	EQR Marks B, L.L.C.	Delaware
337	EQR No. One Master Limited Partnership	Delaware
338	EQR No. Two Master Limited Partnership	Delaware

	Entity	Formation State
339	EQR/KB California RCI LLC	Delaware
340	EQR/Lincoln Fort Lewis Communities LLC	Delaware
341	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
342	EQR/Lincoln RCI Southeast LLC	Delaware
343	EQR-12th & Massachusetts, LLC	Delaware
344	EQR-140 Riverside, LLC	Delaware
345	EQR-1500 Mass, LLC	Delaware
346	EQR-160 Riverside, LLC	Delaware
347	EQR-175 Kent Avenue A, LLC	Delaware
348	EQR-175 Kent Avenue B, LLC	Delaware
349	EQR-180 Riverside, LLC	Delaware
350	EQR-228 West 71st, LLC	Delaware
351	EQR-249 Third Street LLC	Delaware
352	EQR-2300 Elliott, LLC	Delaware
353	EQR-2400 Residential, L.L.C.	Delaware
354	EQR-2850 Kelvin GP LLC	Delaware
355	EQR-2850 Kelvin LP	Delaware
356	EQR-315 on A Apartments LLC	Delaware
357	EQR-320 Pine, LLC	Delaware
358	EQR-400 PAS, LLC	Delaware
359	EQR-401 Massachusetts, LLC	Delaware
360	EQR-41 West 86th, LLC	Delaware
361	EQR-4111 South Via Marina GP LLC	Delaware
362	EQR-4111 South Via Marina LP	Delaware
363	EQR-425 Massachusetts, LLC	Delaware
364	EQR-4th & Hill GP LLC	Delaware
365	EQR-4th & Hill LP	Delaware
366	EQR-50 West 77th, LLC	Delaware
367	EQR-51 University, LLC	Delaware
368	EQR-600 Washington, L.L.C.	Delaware
369	EQR-71 Broadway, LLC	Delaware
370	EQR-722 W. Kennedy, LLC	Delaware
371	EQR-740 River Drive, L.L.C.	Delaware
372	EQR-Academy Village SPE, L.L.C.	Delaware
373	EQR-Academy Village, L.L.C.	Delaware
374	EQR-Acapella Pasadena GP, LLC	Delaware
375	EQR-Acapella Pasadena Limited Partnership	Delaware
376	EQR-Acheson Commons Limited Partnership	Delaware
377	EQR-Acheson Commons, LLC	Delaware
378	EQR-Acquisitions GP, LLC	Delaware
379	EQR-Acquisitions, LP	Delaware
380	EQR-Acton Berkeley Limited Partnership	Delaware
381	EQR-Acton Berkeley, LLC	Delaware
382	EQR-Alafaya Exchange, L.L.C.	Delaware
383	EQR-Alafaya, L.L.C.	Delaware
384	EQR-Alexan Terrace, L.L.C.	Delaware
385	EQR-Alexandria Orlando, L.L.C.	Delaware
386	EQR-Alexandria, L.L.C.	Delaware
387	EQR-Alcyone Apartments, LLC	Delaware

	Entity	Formation State
388	EQR-Alta Crest, L.L.C.	Delaware
389	EQR-Anaheim Limited Partnership	Delaware
390	EQR-Anaheim, LLC	Delaware
391	EQR-Arboretum, L.L.C.	Delaware
392	EQR-Arches Limited Partnership	Delaware
393	EQR-Arches, LLC	Delaware
394	EQR-Archstone TM Holder, LLC	Delaware
395	EQR-Arden Villas, L.L.C.	Delaware
396	EQR-ArtBHolder, L.L.C.	Delaware
397	EQR-ArtCapLoan, L.L.C.	Delaware
398	EQR-Artech Berkeley Limited Partnership	Delaware
399	EQR-Artech Berkeley LLC	Delaware
400	EQR-Artisan on Second Limited Partnership	Delaware
401	EQR-Artisan on Second, LLC	Delaware
402	EQR-Avanti, L.L.C.	Delaware
403	EQR-Avanti, L.P.	Delaware
404	EQR-Azure Creek, LLC	Delaware
405	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
406	EQR-Bachenheimer Berkeley, LLC	Delaware
407	EQR-Back Bay Manor, LLC	Delaware
408	EQR-Barrington, L.L.C.	Delaware
409	EQR-Bay Hill Conversion, LLC	Delaware
410	EQR-Bay Hill, LP	Delaware
411	EQR-Bayview, LLC	Delaware
412	EQR-Beatrice, LLC	Delaware
413	EQR-Bella Vista California GP, LLC	Delaware
414	EQR-Bella Vista California, LP	Delaware
415	EQR-Bella Vista, LLC	Delaware
416	EQR-Bellagio, L.L.C.	Delaware
417	EQR-Belle Fontaine Limited Partnership	Delaware
418	EQR-Belle Fontaine, LLC	Delaware
419	EQR-Bellevue Meadow GP Limited Partnership	Washington
420	EQR-Bellevue Meadow Limited Partnership	Washington
421	EQR-Bellevue Meadow, LLC	Delaware
422	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
423	EQR-Berkeleyan Berkeley, LLC	Delaware
424	EQR-Bond Partnership	Georgia
425	EQR-Boynton I, L.L.C.	Delaware
426	EQR-Boynton II, L.L.C.	Delaware
427	EQR-Bradley Park, L.L.C.	Delaware
428	EQR-Braintree, L.L.C.	Delaware
429	EQR-Breakwater Marina GP LLC	Delaware
430	EQR-Breakwater Marina LP	Delaware
431	EQR-Breton Hammocks Financing Limited Partnership	Illinois
432	EQR-Breton Hammocks Vistas, Inc.	Illinois
433	EQR-Briarwood GP Limited Partnership	California
434	EQR-Briarwood GP, LLC	Delaware
435	EQR-Broadway Towers, LLC	Delaware
436	EQR-Broadway Towers, LP	Delaware

	Entity	Formation State
437	EQR-Brookdale Village, L.L.C.	Delaware
438	EQR-BS Financing Limited Partnership	Illinois
439	EQR-Camellero Financing Limited Partnership	Illinois
440	EQR-Cape House I, LLC	Delaware
441	EQR-Cape House I, LP	Delaware
442	EQR-Cape House II, LLC	Delaware
443	EQR-Capital, LLC	Delaware
444	EQR-Carmel Terrace Vistas, Inc.	Illinois
445	EQR-Cascade II, LLC	Delaware
446	EQR-Cascade, LLC	Delaware
447	EQR-Cedar Ridge GP, L.L.C.	Delaware
448	EQR-Cedar Ridge Limited Partnership	Illinois
449	EQR-Cedar Springs, LLC	Delaware
450	EQR-Cedar Springs, LP	Delaware
451	EQR-Centennial Court, L.L.C.	Delaware
452	EQR-Centennial Tower, L.L.C.	Delaware
453	EQR-Chardonnay Park, L.L.C.	Delaware
454	EQR-Chase Oaks, LLC	Delaware
455	EQR-Chase Oaks, LP	Delaware
456	EQR-Chase, LLC	Delaware
457	EQR-Chelsea Square GP Limited Partnership	Washington
458	EQR-Chelsea Square Limited Partnership	Washington
459	EQR-Chelsea, LLC	Delaware
460	EQR-Cherry Hill, L.L.C.	Delaware
461	EQR-Chickasaw Crossing, Inc.	Illinois
462	EQR-Chickasaw Crossing, L.L.C.	Delaware
463	EQR-Chinatown Gateway, L.L.C.	Delaware
464	EQR-Church Corner, L.L.C.	Delaware
465	EQR-City Pointe Limited Partnership	Delaware
466	EQR-City Pointe, LLC	Delaware
467	EQR-Clarendon, LLC	Delaware
468	EQR-Cliffwalk, LLC	Delaware
469	EQR-Coachman Trails, L.L.C.	Delaware
470	EQR-Codelle, L.L.C.	Delaware
471	EQR-Connor, L.L.C.	Delaware
472	EQR-Continental Villas Financing Limited Partnership	Illinois
473	EQR-Country Club Lakes, L.L.C.	Delaware
474	EQR-Cupertino GP LLC	Delaware
475	EQR-Cupertino LP	Delaware
476	EQR-Cypress Lake, L.L.C.	Delaware
477	EQR-Dania Beach Club, LLC	Delaware
478	EQR-Dartmouth Woods General Partnership	Illinois
479	EQR-Deer Creek, L.L.C.	Delaware
480	EQR-Deerwood Vistas, Inc.	Illinois
481	EQR-Del Lago Vistas, Inc.	Illinois
482	EQR-Del Mar Ridge GP, LLC	Delaware
483	EQR-Del Mar Ridge, LP	Delaware
484	EQR-District Holding, LLC	Delaware
485	EQR-Doral Financing Limited Partnership	Illinois

	Entity	Formation State
486	EQR-Dublin I, LLC	Delaware
487	EQR-Dulles, LLC	Delaware
488	EQR-Dupont Corcoran, LLC	Delaware
489	EQR-East 27th Street Apartments, LLC	Delaware
490	EQR-Element, LLC	Delaware
491	EQR-Eleve GP, LLC	Delaware
492	EQR-Eleve, LP	Delaware
493	EQR-Ellipse, LLC	Delaware
494	EQR-Emerald Park GP LLC	Delaware
495	EQR-Emerald Park LP	Delaware
496	EQR-Emerald Place Financing Limited Partnership	Illinois
497	EQR-Emeryville GP LLC	Delaware
498	EQR-Emeryville LP	Delaware
499	EQR-Encinitas GP LLC	Delaware
500	EQR-Encinitas LP	Delaware
501	EQR-Encore Limited Partnership	Delaware
502	EQR-Encore, LLC	Delaware
503	EQR-Enterprise Holdings, LLC	Delaware
504	EQR-EOI Financing Limited Partnership	Illinois
505	EQR-Essex Place Financing Limited Partnership	Illinois
506	EQR-EWR GP, LLC	Delaware
507	EQR-EWR Holding, LP	Delaware
508	EQR-Exchange, LLC	Delaware
509	EQR-Eye Street, LLC	Delaware
510	EQR-Fairfax Corner, L.L.C.	Delaware
511	EQR-Fairfield, L.L.C.	Delaware
512	EQR-Fancap 2000A Limited Partnership	Illinois
513	EQR-Fancap 2000A, L.L.C.	Delaware
514	EQR-Fankey 2004 Limited Partnership	Illinois
515	EQR-Fankey 2004, L.L.C.	Delaware
516	EQR-Fanwell 2007 GP, LLC	Delaware
517	EQR-Fanwell 2007 Limited Partnership	Delaware
518	EQR-Fielders Crossing GP, L.L.C.	Delaware
519	EQR-Fielders Crossing Limited Partnership	Illinois
520	EQR-Fine Arts Berkeley Limited Partnership	Delaware
521	EQR-Fine Arts Berkeley, LLC	Delaware
522	EQR-Flatiron, LLC	Delaware
523	EQR-Flatlands, L.L.C.	Delaware
524	EQR-Foundry Member, LLC	Delaware
525	EQR-Fremont GP LLC	Delaware
526	EQR-Fremont LP	Delaware
527	EQR-Fresca 2009 GP, LLC	Delaware
528	EQR-Fresca 2009 Limited Partnership	Delaware
529	EQR-Frewac 2008 GP, LLC	Delaware
530	EQR-Frewac 2008 Limited Partnership	Delaware
531	EQR-Gaia Berkeley Limited Partnership	Delaware
532	EQR-Gaia Berkeley, LLC	Delaware
533	EQR-Gallery Apartments Limited Partnership	Illinois
534	EQR-Gallery, L.L.C.	Delaware

	Entity	Formation State
535	EQR-Gateway at Malden Center, LLC	Delaware
536	EQR-Georgian Woods, L.L.C.	Delaware
537	EQR-Glendale, LLC	Delaware
538	EQR-GLO Apartments Limited Partnership	Delaware
539	EQR-GLO Apartments, LLC	Delaware
540	EQR-GLO Low Income Limited Partnership	Delaware
541	EQR-Governor's Place Financing Limited Partnership	Illinois
542	EQR-Grandview I GP Limited Partnership	Nevada
543	EQR-Grandview I Limited Partnership	Nevada
544	EQR-Grandview II GP Limited Partnership	Nevada
545	EQR-Grandview II Limited Partnership	Nevada
546	EQR-Hacienda GP LLC	Delaware
547	EQR-Hacienda LP	Delaware
548	EQR-Hampshire Place Conversion, LLC	Delaware
549	EQR-Hampshire Place, LP	Delaware
550	EQR-Harbor Steps Member, L.L.C.	Delaware
551	EQR-Harbor Steps, L.L.C.	Delaware
552	EQR-Heritage Ridge, L.L.C.	Delaware
553	EQR-Heritage Ridge, L.P.	Delaware
554	EQR-Herndon, L.L.C.	Delaware
555	EQR-Heronfield, LLC	Delaware
556	EQR-HHC 1&2 GP, LLC	Delaware
557	EQR-HHC 1&2, LP	Delaware
558	EQR-HHC 3&4 GP, LLC	Delaware
559	EQR-HHC 3&4, LP	Delaware
560	EQR-Highlands Ranch, L.L.C.	Delaware
561	EQR-Highlands, LLC	Delaware
562	EQR-Hikari Apartments, LP	California
563	EQR-Hikari GP, LLC	Delaware
564	EQR-Hikari Landlord, LP	California
565	EQR-Hikari Low-Income, LP	Delaware
566	EQR-Hillside Limited Partnership	Delaware
567	EQR-Hillside, LLC	Delaware
568	EQR-Holding, LLC	Delaware
569	EQR-Holding, LLC2	Delaware
570	EQR-Hudson Crossing, LLC	Delaware
571	EQR-Hudson Pointe, L.L.C.	Delaware
572	EQR-Huntington Park Vistas, Inc.	Illinois
573	EQR-Hyattsville, LLC	Delaware
574	EQR-Ivory Wood, L.L.C.	Delaware
575	EQR-Joyce on Pentagon Row, LLC	Delaware
576	EQR-Kelvin Court, LLC	Delaware
577	EQR-Kenwood Mews GP LLC	Delaware
578	EQR-Kenwood Mews LP	Delaware
579	EQR-Kings Colony, L.L.C.	Delaware
580	EQR-La Terrazza at Colma Station GP, LLC	Delaware
581	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
582	EQR-Lake Underhill, L.L.C.	Delaware
583	EQR-Lakeshore at Preston, LLC	Illinois

	Entity	Formation State
584	EQR-Lawrence, L.L.C.	Delaware
585	EQR-Legacy Holdings JV Member, LLC	Delaware
586	EQR-Lexford Lender, L.L.C.	Delaware
587	EQR-Lexington Farm, L.L.C.	Delaware
588	EQR-Liberty Tower, LLC	Delaware
589	EQR-Lincoln Braintree, L.L.C.	Delaware
590	EQR-Lincoln Fairfax, L.L.C.	Delaware
591	EQR-Lincoln Laguna Clara L.P.	Delaware
592	EQR-Lincoln Santa Clara L.L.C.	Delaware
593	EQR-Lincoln Village I Vistas, Inc.	Illinois
594	EQR-Lincoln Village II Vistas, Inc.	Illinois
595	EQR-Lincoln Village III Vistas, Inc.	Illinois
596	EQR-Lindbergh Place, L.L.C.	Delaware
597	EQR-Lindley Limited Partnership	Delaware
598	EQR-Lindley, LLC	Delaware
599	EQR-Lodge (OK) GP Limited Partnership	Illinois
600	EQR-Lombard, L.L.C.	Delaware
601	EQR-Loudoun, L.L.C.	Delaware
602	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
603	EQR-Madison LLC	Delaware
604	EQR-Madison & Henry, L.L.C.	Delaware
605	EQR-Mantena, LLC	Delaware
606	EQR-Marina Bay Apartments, L.L.C.	Delaware
607	EQR-Marina Bay, L.L.C.	Delaware
608	EQR-Market Street Landing, LLC	Delaware
609	EQR-Market Village Conversion, LLC	Delaware
610	EQR-Market Village, LP	Delaware
611	EQR-Marks West, L.L.C.	Delaware
612	EQR-Martins Landing, L.L.C.	Delaware
613	EQR-Melrose, LLC	Delaware
614	EQR-Melrose, LP	Delaware
615	EQR-MET CA Financing Limited Partnership	Illinois
616	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
617	EQR-Midtown 24, LLC	Delaware
618	EQR-Mill Creek II, LLC	Delaware
619	EQR-Mill Creek III, LLC	Delaware
620	EQR-Mill Creek, L.L.C.	Delaware
621	EQR-Millbrook I, L.L.C.	Delaware
622	EQR-Millikan Avenue GP, LLC	Delaware
623	EQR-Millikan Avenue, LP	Delaware
624	EQR-Miramar Lakes, L.L.C.	Delaware
625	EQR-Mission Bay Block 13 Limited Partnership	Delaware
626	EQR-Mission Bay Block 13, LLC	Delaware
627	EQR-Missions at Sunbow, L.L.C.	Delaware
628	EQR-Missouri, L.L.C.	Delaware
629	EQR-MLP 1, L.L.C.	Delaware
630	EQR-MLP 2, L.L.C.	Delaware
631	EQR-Moda, LLC	Delaware
632	EQR-Montclair Reserve, LLC	Delaware

	Entity	Formation State
633	EQR-Montclair, LLC	Delaware
634	EQR-Monte Viejo, L.L.C.	Delaware
635	EQR-Mosaic, L.L.C.	Delaware
636	EQR-Mountain Park Ranch, LLC	Delaware
637	EQR-Mountain Shadows GP Limited Partnership	Nevada
638	EQR-Mountain Shadows Limited Partnership	Nevada
639	EQR-Mountain View GP LLC	Delaware
640	EQR-Mountain View LP	Delaware
641	EQR-MR McCaslin Riverhill, LLC	Texas
642	EQR-New Carlyle, LLC	Delaware
643	EQR-New Carlyle, LP	Delaware
644	EQR-NEW LLC	Delaware
645	EQR-NEW LLC3	Maryland
646	EQR-North Creek, L.L.C.	Delaware
647	EQR-North Ninth LLC	Delaware
648	EQR-North Pier, L.L.C.	Delaware
649	EQR-Northpark Limited Partnership	Delaware
650	EQR-Northpark, LLC	Delaware
651	EQR-Oak Mill, L.L.C.	Delaware
652	EQR-Oak Park Limited Partnership	Delaware
653	EQR-Oak, LLC	Delaware
654	EQR-Oaks at Falls Church, LLC	Delaware
655	EQR-Old Town Lofts LLC	Delaware
656	EQR-Orchard Ridge Vistas, Inc.	Illinois
657	EQR-Oregon, L.L.C.	Delaware
658	EQR-Overlook Manor II, L.L.C.	Delaware
659	EQR-Pacific Place, LLC	Delaware
660	EQR-Pacific Place, LP	Delaware
661	EQR-Palm Harbor, L.L.C.	Delaware
662	EQR-Palm Trace Landing, L.L.C.	Delaware
663	EQR-Paradise Pointe Vistas, Inc.	Illinois
664	EQR-Parallel Residual JV 2 Member, LLC	Delaware
665	EQR-Parc Vue, L.L.C.	Delaware
666	EQR-Park Place I General Partnership	Illinois
667	EQR-Park Place II General Partnership	Illinois
668	EQR-Park West (CA) Vistas, Inc.	Illinois
669	EQR-Parkside Limited Partnership	Texas
670	EQR-Peachtree A, L.L.C.	Delaware
671	EQR-Peachtree, L.L.C.	Delaware
672	EQR-Pearl LLC	Delaware
673	EQR-Pegasus Apartments, LP	Delaware
674	EQR-Pembroke Bay, L.L.C.	Delaware
675	EQR-Perimeter Center, L.L.C.	Delaware
676	EQR-Pershing, LLC	Delaware
677	EQR-Phipps, L.L.C.	Delaware
678	EQR-Piedmont, L.L.C.	Delaware
679	EQR-Plantation Financing Limited Partnership	Illinois
680	EQR-Playa Del Rey GP LLC	Delaware
681	EQR-Playa Del Rey LP	Delaware

	Entity	Formation State
682	EQR-Portland Center, L.L.C.	Delaware
683	EQR-Prado GP LLC	Delaware
684	EQR-Prado LP	Delaware
685	EQR-Prime, L.L.C.	Delaware
686	EQR-Promenade Terrace GP, LLC	Delaware
687	EQR-Promenade Terrace Limited Partnership	Delaware
688	EQR-Prospect Towers Phase II LLC	Delaware
689	EQR-QRS Highline Oaks, Inc.	Illinois
690	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
691	EQR-Ranch at Fossil Creek, L.P.	Texas
692	EQR-Redmond Ridge, L.L.C.	Delaware
693	EQR-Redmond Way, LLC	Delaware
694	EQR-Regency Park, LLC	Delaware
695	EQR-Rehab Master GP, L.L.C.	Delaware
696	EQR-Rehab Master Limited Partnership	Delaware
697	EQR-Renaissance Villas Limited Partnership	Delaware
698	EQR-Renaissance Villas, LLC	Delaware
699	EQR-Reserve Square Limited Partnership	Illinois
700	EQR-Residual JV Member, LLC	Delaware
701	EQR-Retail Marks, L.L.C.	Delaware
702	EQR-Rianna I, LLC	Delaware
703	EQR-Rianna II, LLC	Delaware
704	EQR-RID SP, L.L.C.	Delaware
705	EQR-Riva Terra I GP LLC	Delaware
706	EQR-Riva Terra I LP	Delaware
707	EQR-Riva Terra II GP LLC	Delaware
708	EQR-Riva Terra II LP	Delaware
709	EQR-River Park Limited Partnership	Illinois
710	EQR-Riverpark, LLC	Delaware
711	EQR-Riverside Corp.	Delaware
712	EQR-Riverside Market, L.L.C.	Delaware
713	EQR-Rivertower A, LLC	Delaware
714	EQR-Rivertower B, LLC	Delaware
715	EQR-Rivertower C, LLC	Delaware
716	EQR-Rivertower D, LLC	Delaware
717	EQR-Rivertower E, LLC	Delaware
718	EQR-Rivertower, LLC	Delaware
719	EQR-Riverview Condos, L.L.C.	Delaware
720	EQR-Sage, LLC	Delaware
721	EQR-Sakura Apartments, LP	California
722	EQR-Sakura GP, LLC	Delaware
723	EQR-Sakura Landlord, LP	California
724	EQR-Sakura Low-Income, LP	Delaware
725	EQR-Sawgrass Cove Vistas, Inc.	Illinois
726	EQR-Scarborough Square, L.L.C.	Delaware
727	EQR-Seattle Member LLC	Delaware
728	EQR-Second and Pine II, LLC	Delaware
729	EQR-Second and Pine, LLC	Delaware
730	EQR-Shadow Creek, L.L.C.	Delaware

	Entity	Formation State
731	EQR-Siena Terrace, LP	Delaware
732	EQR-Silver Spring Gateway Residential, LLC	Delaware
733	EQR-Silver Spring Gateway, LLC	Delaware
734	EQR-Silver Spring Residential Associates, LLC	Delaware
735	EQR-Skylark Limited Partnership	Delaware
736	EQR-Skyline Terrace Limited Partnership	Delaware
737	EQR-Skyline Terrace, LLC	Delaware
738	EQR-Skyline Towers Member, LLC	Delaware
739	EQR-Skyline Towers, L.L.C.	Delaware
740	EQR-Skyview GP, LLC	Delaware
741	EQR-Skyview, LP	Delaware
742	EQR-Smoketree, LLC	Delaware
743	EQR-Soma II A LP	Delaware
744	EQR-Soma II GP A LLC	Delaware
745	EQR-Soma II GP LLC	Delaware
746	EQR-Soma II LP	Delaware
747	EQR-Sombra 2008 GP, LLC	Delaware
748	EQR-Sombra 2008 Limited Partnership	Delaware
749	EQR-South City Station GP LLC	Delaware
750	EQR-South City Station LP	Delaware
751	EQR-South Plainfield I, L.P.	Delaware
752	EQR-South Plainfield, L.L.C.	Delaware
753	EQR-Southwood GP Limited Partnership	California
754	EQR-Southwood Limited Partnership	California
755	EQR-Southwood LP I Limited Partnership	California
756	EQR-Southwood LP II Limited Partnership	California
757	EQR-Square One LLC	Delaware
758	EQR-Stonelake GP, L.L.C.	Delaware
759	EQR-Stonelake Limited Partnership	Illinois
760	EQR-Stoneleigh A, L.L.C.	Delaware
761	EQR-Stoneleigh B, L.L.C.	Delaware
762	EQR-Stoney Ridge SPE, L.L.C.	Delaware
763	EQR-Stoney Ridge, L.L.C.	Delaware
764	EQR-Stonybrook, L.L.C.	Delaware
765	EQR-Summer Creek, L.L.C.	Delaware
766	EQR-Sunrise Developer, LLC	Delaware
767	EQR-Sunrise Member, LLC	Delaware
768	EQR-Surrey Downs GP Limited Partnership	Washington
769	EQR-Surrey Downs Limited Partnership	Washington
770	EQR-Surrey Downs LP Limited Partnership	California
771	EQR-Surrey Downs, LLC	Delaware
772	EQR-SWN Line Financing Limited Partnership	Illinois
773	EQR-SWN Line Vistas, Inc.	Illinois
774	EQR-Talleyrand, L.L.C.	Delaware
775	EQR-Tallman, LLC	Delaware
776	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
777	EQR-Teresina Limited Partnership	Delaware
778	EQR-Teresina, LLC	Delaware
779	EQR-Terraces Limited Partnership	Delaware

	Entity	Formation State
780	EQR-Terraces, LLC	Delaware
781	EQR-The Ashton Limited Partnership	Delaware
782	EQR-The Carlyle, L.L.C.	Delaware
783	EQR-The Hesby LLC	Delaware
784	EQR-The Hesby LP	Delaware
785	EQR-The Lakes at Vinings, L.L.C.	Delaware
786	EQR-The Oaks, LLC	Delaware
787	EQR-The Palms, L.L.C.	Delaware
788	EQR-The Retreat, L.L.C.	Delaware
789	EQR-The Ridge, L.L.C.	Delaware
790	EQR-The Savoy LLC	Delaware
791	EQR-The Waterford at Orange Park, Inc.	Illinois
792	EQR-The Waterford at Orange Park, L.L.C.	Delaware
793	EQR-Timberwood GP Limited Partnership	Colorado
794	EQR-Timberwood Limited Partnership	Colorado
795	EQR-Toscana Apartments, LP	Delaware
796	EQR-Touriel Berkeley Limited Partnership	Delaware
797	EQR-Touriel Berkeley, LLC	Delaware
798	EQR-Town Square at Millbrook, LLC	Delaware
799	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware
800	EQR-Townhouse Gardens, LLC	Delaware
801	EQR-Townhouse Gardens, LP	Delaware
802	EQR-Townhouse Plaza, LLC	Delaware
803	EQR-Townhouse Plaza, LP	Delaware
804	EQR-Turnberry Isle, LLC	Delaware
805	EQR-Turnberry, L.L.C.	Delaware
806	EQR-Turnberry, LP	Delaware
807	EQR-Turtle Run, L.L.C.	Delaware
808	EQR-Uptown Square, L.L.C.	Delaware
809	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
810	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
811	EQR-Uwajimaya Village, L.L.C.	Delaware
812	EQR-Valencia, L.L.C.	Delaware
813	EQR-Valley Park South Financing Limited Partnership	Illinois
814	EQR-Vantage Pointe Limited Partnership	Delaware
815	EQR-Vantage Pointe, LLC	Delaware
816	EQR-Veloce, LLC	Delaware
817	EQR-Versailles Limited Partnership	Delaware
818	EQR-Versailles, LLC	Delaware
819	EQR-Victor, L.L.C.	Delaware
820	EQR-Victor, L.P.	Delaware
821	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
822	EQR-Villa Solana Vistas, Inc.	Illinois
823	EQR-Village at Lakewood, LLC	Delaware
824	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
825	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
826	EQR-Vintage I, L.P.	Delaware
827	EQR-Vintage II, L.L.C.	Delaware
828	EQR-Virginia, L.L.C.	Delaware

	Entity	Formation State
829	EQR-Vista del Lago, LLC	Delaware
830	EQR-Vista del Lago, LP	Delaware
831	EQR-Vista Developer, LP	Delaware
832	EQR-Vista Member, LLC	Delaware
833	EQR-Vistas Courthouse, LLC	Delaware
834	EQR-Walden Park, LLC	Delaware
835	EQR-Warwick, L.L.C.	Delaware
836	EQR-Washington, L.L.C.	Delaware
837	EQR-Waterfall, L.L.C.	Delaware
838	EQR-Waterford Place, L.L.C.	Delaware
839	EQR-Watermarke I, LLC	Delaware
840	EQR-Watermarke II, LLC	Delaware
841	EQR-Waterside, L.L.C.	Delaware
842	EQR-Waterways, L.L.C.	Delaware
843	EQR-Watson General Partnership	Illinois
844	EQR-Wellfan 2008 GP, LLC	Delaware
845	EQR-Wellfan 2008 Limited Partnership	Delaware
846	EQR-Wellington Green, L.L.C.	Delaware
847	EQR-Wellington Hill Financing Limited Partnership	Illinois
848	EQR-Wellington, L.L.C.	Delaware
849	EQR-West Coast Portfolio GP, LLC	Delaware
850	EQR-West Seattle, LLC	Delaware
851	EQR-Westfield Village, L.L.C.	Delaware
852	EQR-Westgate Pasadena II, LP	Delaware
853	EQR-Westport, L.L.C.	Delaware
854	EQR-Westside GP LLC	Delaware
855	EQR-Westside LP	Delaware
856	EQR-Whisper Creek, L.L.C.	Delaware
857	EQR-Willard, LLC	Delaware
858	EQR-Windemere, LLC	Delaware
859	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
860	EQR-Winston, LLC	Delaware
861	EQR-Woodland Park A Limited Partnership	Delaware
862	EQR-Woodland Park A, LLC	Delaware
863	EQR-Woodland Park B Limited Partnership	Delaware
864	EQR-Woodland Park B, LLC	Delaware
865	EQR-Woodland Park C Limited Partnership	Delaware
866	EQR-Woodland Park C, LLC	Delaware
867	EQR-Woodland Park Limited Partnership	Delaware
868	EQR-Woodland Park, LLC	Delaware
869	EQR-Woodleaf Apartments GP, LLC	Delaware
870	EQR-Woodleaf Apartments, LP	Delaware
871	EQR-Woodridge I GP Limited Partnership	Colorado
872	EQR-Woodridge I Limited Partnership	Colorado
873	EQR-Woodridge II GP Limited Partnership	Colorado
874	EQR-Woodridge II Limited Partnership	Colorado
875	EQR-Woodridge III Limited Partnership	Colorado
876	EQR-Woodridge, L.L.C.	Delaware
877	EQR-Worldgate, LLC	Delaware

	Entity	Formation State
878	EQR-Wyndridge II, L.L.C.	Delaware
879	EQR-Wyndridge III, L.L.C.	Delaware
880	EQR-Yorktowne Financing Limited Partnership	Illinois
881	EQR-Zurich, L.L.C.	Delaware
882	Equity Corporate Housing, Inc.	Ohio
883	Equity Marina Bay Phase II, L.L.C.	Delaware
884	Equity Residential Condominiums, LLC	Delaware
885	Equity Residential Foundation	Illinois
886	Equity Residential Management, L.L.C.	Delaware
887	Equity Residential Mortgage Holding Corp.	Delaware
888	Equity Residential Properties Management Corp.	Delaware
889	Equity Residential Properties Management Corp. II	Delaware
890	Equity Residential Properties Management Corp. Protective Trust II	Delaware
891	Equity Residential REIT Services Inc.	Delaware
892	Equity Residential Services II, LLC	Illinois
893	Equity Residential Services, L.L.C.	Delaware
894	Equity-Lodge Venture Limited Partnership	Illinois
895	Equity-Tasman Apartments LLC	Delaware
896	ERP Holding Co., Inc.	Delaware
897	ERP Operating Limited Partnership	Illinois
898	ERP-New England Program, L.L.C.	Delaware
899	ERP-QRS Arbors, Inc.	Illinois
900	ERP-QRS BS, Inc.	Illinois
901	ERP-QRS Cedar Ridge, Inc.	Illinois
902	ERP-QRS Country Club I, Inc.	Illinois
903	ERP-QRS Country Club II, Inc.	Illinois
904	ERP-QRS Country Ridge, Inc.	Illinois
905	ERP-QRS CPRT II, Inc.	Illinois
906	ERP-QRS CPRT, Inc.	Illinois
907	ERP-QRS Emerald Place, Inc.	Illinois
908	ERP-QRS Essex Place, Inc.	Illinois
909	ERP-QRS Fairfield, Inc.	Illinois
910	ERP-QRS Flatlands, Inc.	Illinois
911	ERP-QRS Georgian Woods Annex, Inc.	Illinois
912	ERP-QRS Glenlake Club, Inc.	Illinois
913	ERP-QRS Grove L.P., Inc.	Illinois
914	ERP-QRS Lincoln, Inc.	Delaware
915	ERP-QRS Lodge (OK), Inc.	Illinois
916	ERP-QRS Magnum, Inc.	Illinois
917	ERP-QRS MET CA, Inc.	Illinois
918	ERP-QRS Northampton I, Inc.	Illinois
919	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
920	ERP-QRS SWN Line, Inc.	Illinois
921	ERP-QRS Towne Centre III, Inc.	Illinois
922	ERP-QRS Towne Centre IV, Inc.	Illinois
923	ERP-Southeast Properties, L.L.C.	Georgia
924	ET 400 PAS, LLC	Delaware
925	Evans Withycombe Finance Partnership, L.P.	Delaware
926	Evans Withycombe Management, Inc.	Arizona

	Entity	Formation State
927	Evans Withycombe Residential, L.P.	Delaware
928	Feather River Community Rentals, L.P.	California
929	Feather River G.P. Corp.	Delaware
930	Florida Partners G.P.	Illinois
931	Fort Lewis SPE, Inc.	Delaware
932	Four Lakes Condominium II, LLC	Delaware
933	Four Lakes Condominium III, LLC	Delaware
934	Four Lakes Condominium IV, LLC	Delaware
935	Four Lakes Condominium V, L.L.C.	Delaware
936	Four Lakes Condominium, LLC	Delaware
937	Fox Ridge Associates, L.P.	California
938	Fox Ridge G.P. Corp.	Delaware
939	Foxwoodburg Associates, L.L.C.	Delaware
940	GC Hessian Hills Associates, L.P.	Delaware
941	GC Hessian Hills, L.P.	Delaware
942	GC Pembroke Associates, L.P.	Delaware
943	GC Southeast Partners, L.P.	Delaware
944	GC Spring Lake Manor Associates, L.P.	Delaware
945	GC Three Chopt West Associates, L.P.	Delaware
946	GC Three Chopt West, L.P.	Delaware
947	GC Townhouse Associates, L.P.	Delaware
948	GC Townhouse, L.P.	Delaware
949	GC Twin Gates East Associates, L.P.	Delaware
950	GC Twin Gates East, L.P.	Delaware
951	GC Will-O-Wisp Arms Associates, L.P.	Delaware
952	GC Will-O-Wisp Arms, L.P.	Delaware
953	Geary Courtyard Associates	California
954	Georgian Woods Annex Associates	Maryland
955	Glenlake Club Limited Partnership	Illinois
956	Governor's Green I Trust	Delaware
957	Governor's Green II Trust	Delaware
958	Governor's Green III Trust	Delaware
959	GPT-929 House, LLC	Delaware
960	GPT-Abington Glen, LLC	Delaware
961	GPT-Abington Land, LLC	Delaware
962	GPT-Acton, LLC	Delaware
963	GPT-Briar Knoll, LLC	Delaware
964	GPT-CC, LLC	Delaware
965	GPT-Cedar Glen, LLC	Delaware
966	GPT-CG, LLC	Delaware
967	GPT-Chestnut Glen, LLC	Delaware
968	GPT-Conway Court, LLC	Delaware
969	GPT-East Haven, LLC	Delaware
970	GPT-East Providence, LLC	Delaware
971	GPT-Enfield, LLC	Delaware
972	GPT-Glen Grove, LLC	Delaware
973	GPT-Glen Meadow, LLC	Delaware
974	GPT-GOF II, LLC	Delaware
975	GPT-Gosnold Grove, LLC	Delaware

	Entity	Formation State
976	GPT-GPIII, LLC	Delaware
977	GPT-Heritage Green, LLC	Delaware
978	GPT-HG, LLC	Delaware
979	GPT-High Meadow, LLC	Delaware
980	GPT-Highland Glen, LLC	Delaware
981	GPT-Jaclen Tower, LLC	Delaware
982	GPT-Longfellow Glen, LLC	Delaware
983	GPT-Nehoiden Glen, LLC	Delaware
984	GPT-Noonan Glen, LLC	Delaware
985	GPT-Norton Glen, LLC	Delaware
986	GPT-Old Mill Glen, LLC	Delaware
987	GPT-Phillips Park, LLC	Delaware
988	GPT-RG Amherst, LLC	Delaware
989	GPT-RG Fall River, LLC	Delaware
990	GPT-RG Milford, LLC	Delaware
991	GPT-RG, LLC	Delaware
992	GPT-Rockingham Glen, LLC	Delaware
993	GPT-SHG, LLC	Delaware
994	GPT-Sturbridge, LLC	Delaware
995	GPT-Summer Hill Glen, LLC	Delaware
996	GPT-Webster Green, LLC	Delaware
997	GPT-West Springfield, LLC	Delaware
998	GPT-Westfield, LLC	Delaware
999	GPT-Westwood Glen, LLC	Delaware
1000	GPT-WG, LLC	Delaware
1001	GPT-WILG, LLC	Delaware
1002	GPT-Wilkens Glen, LLC	Delaware
1003	GPT-Winchester Wood, LLC	Delaware
1004	GPT-Windsor, LLC	Delaware
1005	GR-Cedar Glen, LP	Delaware
1006	GR-Conway Court, L.P.	Delaware
1007	GR-Farmington Summit, LLC	Delaware
1008	GR-Heritage Court, L.L.C.	Delaware
1009	GR-Highland Glen, L.P.	Delaware
1010	GR-Northeast Apartments Associates, LLC	Delaware
1011	GR-Rockingham Glen, L.P.	Delaware
1012	GR-Summer Hill Glen, L.P.	Delaware
1013	GR-Westwood Glen, L.P.	Delaware
1014	GR-Wilkens Glen, L.P.	Delaware
1015	Grand Oasis Condominium, L.L.C.	Delaware
1016	GranTree Corporation	Oregon
1017	Greenfield Village Association, Inc.	Connecticut
1018	Greentree Apartments Limited Partnership	Maryland
1019	Greenwich Woods Associates Limited Partnership	Maryland
1020	Greenworks Renewable Energy, LLC	Delaware
1021	Grove Development LLC	Delaware
1022	Grove Operating, L.P.	Delaware
1023	Grove Rocky Hill, L.L.C.	Delaware
1024	Guilford Company, Inc.	Alabama

	Entity	Formation State
1025	Hessian Hills Apartment Associates Ltd.	Alabama
1026	HEW SUB LLC	New York
1027	HEW-RAD Realty Corp.	New York
1028	Hidden Lake Associates, L.P.	California
1029	Hidden Lake G.P. Corp.	Delaware
1030	Hunter's Glen General Partnership	Illinois
1031	Kelvin Court Limited Partnership	Delaware
1032	Kingsport Apartments, L.L.C.	Virginia
1033	Lake Mendota Investments LLC	Delaware
1034	Lakeview Community Rentals, L.P.	California
1035	Lakeview G.P. Corp.	Delaware
1036	Lakewood Community Rentals G.P. Corp.	Delaware
1037	Lakewood Community Rentals, L.P.	California
1038	Landon Legacy Partners Limited	Texas
1039	Landon Prairie Creek Partners Limited	Texas
1040	Lantern Cove Associates, L.P.	California
1041	Lantern Cove G.P. Corp.	Delaware
1042	Lawrence Downtown Holdings, LLC	Delaware
1043	Lawrence Street Borrower, LLC	Delaware
1044	Lawrence Street Partners, LLC	Delaware
1045	Legacy Holdings JV, LLC	Delaware
1046	Lenox Place Limited Partnership	Texas
1047	Lewis-McChord Communities, LLC	Delaware
1048	Lexford GP III, LLC	Florida
1049	Lexford Guilford GP, LLC	Ohio
1050	Lexford Guilford, Inc.	Ohio
1051	Lexford Partners, L.L.C.	Ohio
1052	Lexford Properties, L.P.	Ohio
1053	Lincoln Herndon Residential LLC	Delaware
1054	Lincoln Maples Associates LLC	Delaware
1055	Linear Park, Inc.	California
1056	LMI Cheshire Bridge LLC	Delaware
1057	LMI Pembroke Landings LLC	Delaware
1058	LMI Preston Park LLC	Delaware
1059	LMI Riverbend LLC	Delaware
1060	LMI Rosemont LLC	Delaware
1061	LMI Windward Park LLC	Delaware
1062	Lofts 590 LLC	Delaware
1063	Longview Place, LLC	Delaware
1064	Meridian Guilford BGP Corporation	Delaware
1065	Meridian Guilford CGP Corporation	Delaware
1066	Meridian Guilford NLPGP Corporation	Delaware
1067	Meridian Guilford PGP Corporation	Delaware
1068	Merry Land DownREIT I LP	Georgia
1069	Mesa del Oso Associates, L.P.	California
1070	Mesa del Oso G.P. Corp.	Delaware
1071	Mission Verde Condominium Homeowners Association	California
1072	ML North Carolina Apartments LP	Georgia
1073	ML Tennessee Apartments LP	Georgia

	Entity	Formation State
1074	Move, Inc.	Delaware
1075	Mozaic Loan Acquisition, LP	Delaware
1076	Multifamily Portfolio LP Limited Partnership	Delaware
1077	Multifamily Portfolio Partners, Inc.	Delaware
1078	NHP-HS Four, Inc.	Delaware
1079	Ninth Avenue and 38th Street, L.L.C.	Delaware
1080	North Pier L.L.C.	Delaware
1081	Oak Mill II Apartments, L.L.C.	Maryland
1082	Oaks at Baymeadows Associates	Florida
1083	OEC Holdings LLC	Delaware
1084	Old Redwoods LLC	Delaware
1085	PHS SUB LLC	New York
1086	PHS-HEW SUB LLC	New York
1087	Pines Whisper, LLC	Florida
1088	Pointe East Condominium, LLC	Delaware
1089	Port Royale Holdings, LLC	Delaware
1090	Prince George's Metro Apartments, LLC	Delaware
1091	PSH Realty Corp.	New York
1092	Purcel Woodward and Ames, L.L.C.	New York
1093	QRS-740 River Drive, Inc.	Illinois
1094	QRS-Arboretum, Inc.	Illinois
1095	QRS-ArtCapLoan, Inc.	Illinois
1096	QRS-Bond, Inc.	Illinois
1097	QRS-Chardonnay Park, Inc.	Illinois
1098	QRS-Codelle, Inc.	Illinois
1099	QRS-Connor, Inc.	Illinois
1100	QRS-Cove, Inc.	Illinois
1101	QRS-Employer, Inc.	Delaware
1102	QRS-Fancap 2000A, Inc.	Illinois
1103	QRS-Fernbrook, Inc.	Illinois
1104	QRS-Greentree I, Inc.	Illinois
1105	QRS-LLC, Inc.	Illinois
1106	QRS-Marks A, Inc.	Illinois
1107	QRS-Marks B, Inc.	Illinois
1108	QRS-North Hill, Inc.	Illinois
1109	QRS-RWE, Inc.	Texas
1110	QRS-Scarborough, Inc.	Illinois
1111	QRS-Siena Terrace, Inc.	Illinois
1112	QRS-Summit Center, Inc.	Illinois
1113	QRS-Towers at Portside, Inc.	Illinois
1114	QRS-Townhomes of Meadowbrook, Inc.	Illinois
1115	QRS-Vinings at Ashley Lake, Inc.	Illinois
1116	QRS-Warwick, Inc.	Illinois
1117	QRS-Waterfall, Inc.	Illinois
1118	Ravenwood Associates Ltd.	Alabama
1119	Redwood Shores Owners Association	California
1120	Reserve Square, Inc.	Ohio
1121	Residential Insurance Agency, LLC	Delaware
1122	Residential Insurance Agency, LLC	Ohio

	Entity	Formation State
1123	Riverpark Redmond Condominium Association	Washington
1124	River's Bend of Windsor Condominium Association, Inc.	Connecticut
1125	Rosehill Pointe General Partnership	Illinois
1126	San Norterra Apartments LLC	Delaware
1127	Sarasota Beneva Place Associates, Ltd.	Florida
1128	Scarborough Associates	Maryland
1129	Schooner Bay I Associates, L.P.	California
1130	Schooner Bay I G.P. Corp.	Delaware
1131	Schooner Bay II Associates, L.P.	California
1132	Schooner Bay II G.P. Corp.	Delaware
1133	Seagull Drive Joint Venture	Florida
1134	Second Country Club Associates Limited Partnership	Maryland
1135	Second Georgian Woods Limited Partnership	Maryland
1136	Sheffield Apartments, L.L.C.	Virginia
1137	Smith Property Holdings 4411 Connecticut LLC	Delaware
1138	Smith Property Holdings Alban Towers LLC	Delaware
1139	Smith Property Holdings Columbia Road LP	Delaware
1140	Smith Property Holdings Cronin's Landing LP	Delaware
1141	Smith Property Holdings Crystal Towers LP	Delaware
1142	Smith Property Holdings One LP	Delaware
1143	Smith Property Holdings Parc Vista LLC	Delaware
1144	Smith Property Holdings Seven LP	Delaware
1145	Smith Property Holdings Six (D.C.) LP	Delaware
1146	Smith Property Holdings Three (D.C.) LP	Delaware
1147	Smith Property Holdings Three LP	Delaware
1148	Smith Property Holdings Two (D.C.) LP	Delaware
1149	Smith Property Holdings Van Ness LP	Delaware
1150	Smith Property Holdings Water Park Towers LLC	Delaware
1151	Smith Property Holdings Wilson LLC	Delaware
1152	Smith Realty Company	Delaware
1153	Songbird General Partnership	Illinois
1154	South Shore Associates, L.P.	California
1155	South Shore G.P. Corp.	Delaware
1156	Springbrook Land, L.L.C.	Delaware
1157	Squaw Peak Condominium, L.L.C.	Delaware
1158	Summit Center, LLC	Florida
1159	Sunny Oak Village General Partnership	Illinois
1160	Sunrise Village Development, LLC	Delaware
1161	Sunrise Village Joint Venture, LLC	Delaware
1162	Tanglewood Apartments, L.L.C.	Virginia
1163	The Cleo Homeowners' Association	California
1164	The Crossings Associates	Florida
1165	The Gates of Redmond, L.L.C.	Washington
1166	The Landings Holding Company, L.L.C.	New Jersey
1167	The Landings Urban Renewal Company, L.L.C.	New Jersey
1168	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
1169	Third Greentree Associates Limited Partnership	Maryland
1170	Tierra Antigua Associates, L.P.	California
1171	Tierra Antigua G.P. Corp.	Delaware

	Entity	Formation State
1172	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
1173	Townhouse Apartment Associates, Ltd.	Alabama
1174	Twin Gates Apartments Associates Ltd.	Alabama
1175	Venetian Condominium, L.L.C.	Delaware
1176	Verona Condominium, L.L.C.	Delaware
1177	Vinings Club at Metrowest Limited Partnership	Texas
1178	Vista Montana Park Apartments Holdings, LLC	Delaware
1179	Vista Montana Park Homes LLC	Delaware
1180	Wadlington Investments General Partnership	Illinois
1181	Wadlington, Inc.	Illinois
1182	Waterfield Square I Associates, L.P.	California
1183	Waterfield Square I G.P. Corp.	Delaware
1184	Waterfield Square II Associates, L.P.	California
1185	Waterfield Square II G.P. Corp.	Delaware
1186	Watermarke Associates	Delaware
1187	Waterton Tenside Holdings LLC	Delaware
1188	Wellsford San Tropez Corporation	Arizona
1189	Wellsford Warwick Corp.	Colorado
1190	Westchester at Clairmont GP LLC	Delaware
1191	Westchester at Clairmont LP	Delaware
1192	Westchester at Town Center (Borrower) GP LLC	Delaware
1193	Westchester at Town Center (Borrower) LP	Delaware
1194	Westchester at Town Center GP LLC	Delaware
1195	Westchester at Town Center LP	Delaware
1196	Western Hill Condominium Association	Washington
1197	Westgate Pasadena Apartments GP, LLC	Delaware
1198	Westgate Pasadena Apartments, L.P.	Delaware
1199	Westgate Pasadena, LLC	Delaware
1200	WHRP, Inc.	Maryland
1201	Will-O-Wisp Associates Ltd.	Alabama
1202	Willow Brook Associates, L.P.	California
1203	Willow Brook G.P. Corp.	Delaware
1204	Willow Creek Community Rentals, L.P.	California
1205	Willow Creek G.P. Corp.	Delaware
1206	Wisconsin Place Residential LLC	Delaware
1207	Wisconsin Place Retail LLC	Delaware
1208	WNY Parkland Holdings, LLC	Delaware
1209	Woodbine Properties	Missouri
1210	Woolbright Place Master Association, Inc.	Florida
1211	WP Project Developer LLC	Delaware